UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 18, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)


          1-4626                                 13-1534671
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   (Commission File Number)               (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1 Commitment  Letter,  dated June 18, 2007, by and between New Stream
             Commercial Finance, LLC and Harvey Electronics, Inc.


Item 1.01 Entry into a Material Definitive Agreement

On June 18, 2007, the Registrant entered into a commitment letter with New Stream Commercial Finance, LLC ("New Stream") related to a one year $7.5 million senior secured revolving credit facility (the "New Credit Facility"). The Registrant expects to terminate and prepay its existing credit facility with Webster Business Credit Corporation ("Webster") with the proceeds available under the New Credit Facility. Under the New Credit Facility, the Registrant can borrow up to $7.5 million based upon lending formulas calculated on eligible inventory, credit card and accounts receivables, less certain reserves, as defined. This New Credit Facility is expected to provide a significant increase in availability and liquidity to the Registrant and will expire twelve months from the closing, which is expected to take place in June 2007.

The interest rate on the New Credit Facility will be LIBOR, as defined, plus 3% with a minimum interest rate of 8.5%. Under the New Credit Facility, the Registrant will pay a maintenance fee of $2,500 per month and a monthly unused line fee, as defined.

In connection with the New Credit Facility, the Registrant will grant New Stream a senior secured interest in all of the Registrant's assets. The New Credit Facility will provide New Stream with rights of acceleration upon the occurrence of certain customary events of default. The Registrant will be restricted from paying dividends on its Common and Preferred Stock and entering into additional indebtedness, as defined.

Commitment and closing fees relating to this New Credit Facility will approximate $300,000 and upon termination, there will be an exit fee of approximately $375,000. Covenants are anticipated to be normal and customary for a revolving credit facility.

The foregoing description of the Commitment Letter is merely a summary and is not intended to be complete. You are encouraged to read the Commitment Letter in its entirety. A copy of the Commitment Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the text of the Commitment Letter is hereby incorporated by reference into this Item 1.01 in its entirety.



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

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.      Description
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10.1     Commitment  Letter,  dated June 18,  2007,  by and  between New Stream
         Commercial Finance, LLC and Harvey Electronics, Inc.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARVEY ELECTRONICS, INC.


Date: June 21, 2007                      By: /s/ Joseph J. Calabrese
                                             ------------------------------
                                             Name: Joseph J. Calabrese
                                             Title:  Executive Vice President,
                                             Chief Financial Officer,
                                             Treasurer and Secretary



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
Exhibit Index.

No.      Description
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10.1     Commitment  Letter,  dated June 18,  2007,  by and  between New Stream
         Commercial Finance, LLC and Harvey Electronics, Inc.




















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